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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               NOVEMBER 14, 1995
                Date of Report (Date of earliest event reported)

                           FIRST CHICAGO CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                            1-6052             36-2669970
----------------------------   ---------------    --------------------
(Name or other jurisdiction      (Commission          (IRS Employer
    of incorporation)            File Number)      Identification No.)


ONE FIRST NATIONAL PLAZA
    CHICAGO, ILLINOIS                                     60670
(Address of principal executive offices)               (ZIP Code)


Registrant's Telephone Number, including area code : (312) 732-4000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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c)  Exhibits
    --------

Attached hereto or incorporated herein are the following Exhibits relating to the previously announced merger of First Chicago Corporation, a Delaware corporation (the "Corporation"), and NBD Bancorp, Inc., a Delaware corporation ("NBD"):

Exhibit       Description of
Number            Exhibit
-------       --------------

  27 The Corporation's Financial Data Schedule. (Incorporated by reference to Exhibit (27) to the Corporation's Form 10-Q for the quarter ended September 30, 1995).

  99(a)       Pro forma financial information.

  99(b) Certain NBD historical financial information for the quarters and nine months ended September 30, 1995 and 1994.

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   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST CHICAGO CORPORATION



                         By:             William J. Roberts
                                ---------------------------------------
                                Name: William J. Roberts
                                Title:   Senior Vice President and Comptroller



Date: November 14, 1995

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